As Filed with the Securities and Exchange Commission on September 22, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 7, 2004

BWAY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State of incorporation)

001-12415

(Commission File Number)

36-3624491

(IRS Employer Identification No.)

8607 Roberts Drive, Suite 250

Atlanta, Georgia

(Address of principal executive offices)

30350-2237

(Zip Code)

(770) 645-4800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 9, 2004, BWAY Corporation (“BWAY”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) which included information under Item 2 thereof reporting that BWAY had acquired all of issued and outstanding shares of stock of North America Packaging Corporation (“NAMPAC”). In response to parts (a) and (b) of Item 7 of such Form 8-K, we stated that we would file the required financial information by amendment. This Form 8-K/A is being filed to provide the required financial information, which, as a result of changes to Form 8-K by the Commission effective August 23, 2004, appears under parts (a) and (b) of Item 9.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The required financial statements of NAMPAC as of and for the fiscal years ended December 31, 2003 and December 31, 2002 and as of and for the six months ended June 30, 2004 are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The required pro forma financial information for the fiscal year ended September 28, 2003 and as of and for the nine-months ended July 4, 2004 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(c)	Exhibits.

The following exhibits are filed herewith or are incorporated by reference from prior filings, as indicated:

2.1	Stock Purchase Agreement by and among BWAY Corporation, North America Packaging Corporation and MVOC LLC dated as of May 28, 2004 (incorporated by reference from the registrant’s Current Report on Form 8-K originally filed with the Commission on June 1, 2004).

23.1	Consent of Ernst & Young LLP.

99.2	Audited consolidated financial statements of NAMPAC as of and for the fiscal years ended December 31, 2003 and December 31, 2002.

99.3	Unaudited consolidated financial statements of NAMPAC as of and for the six months ended June 30, 2004.

99.4	Unaudited pro forma condensed combined financial information as of and for the fiscal year ended September 28, 2003 and as of and for the nine-months ended July 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY CORPORATION

By:	/s/ Kevin C. Kern
Name:	Kevin C. Kern
Title:	Vice President of Administration and Chief Financial Officer

Date:     September 22, 2004

INDEX TO EXHIBITS

Exhibit No.
2.1	Stock Purchase Agreement by and among BWAY Corporation, North America Packaging Corporation and MVOC LLC dated as of May 28, 2004 (incorporated by reference from the registrant’s Current Report on Form 8-K originally filed with the Commission on June 1, 2004).

23.1	Consent of Ernst & Young LLP.

99.2	Audited consolidated financial statements of NAMPAC as of and for the fiscal years ended December 31, 2003 and December 31, 2002.

99.3	Unaudited consolidated financial statements of NAMPAC as of and for the six months ended June 30, 2004.

99.4	Unaudited pro forma condensed combined financial information as of and for the fiscal year ended September 28, 2003 and as of and for the nine-months ended July 4, 2004.